Exhibit 10.27


                                 MEDICON, INC.




                                    March 6, 1996



J.H. Whitney & Co.
177 Broad Street
Stamford, Connecticut 06901
Attention:  Jeffrey R. Jay, M.D.

Chemical Venture Capital Associates, L.P.
c/o Chemical Venture Partners
270 Park Avenue
New York, New York 10017-20670
Attention:  Mitchell J. Blutt, M.D.

Gentlemen:

          In consideration of the decision of J.H. Whitney & Co. ("JHW") and Chemical Venture Capital Associates, L.P. ("CVCA"), to make a loan (the "Senior Note Loan") to Medicon, Inc. in the aggregate principal amount of $6,000,000.00 pursuant to the terms and conditions specified in the Senior Promissory Note (the form of which is attached hereto as Exhibit A), Medicon, Inc. hereby agrees to pay to each of JHW and CVCA the sum of $200,000.00, which is comprised of a $30,000.00 processing fee, a $60,000.00 closing fee and a $110,000.00 deferred debt placement fee, upon the repayment of the Senior Note Loan, whether at maturity or upon acceleration, mandatory prepayment, optional prepayment or otherwise.

                                        MEDICON, INC.



                                        By:        /s/ Carl R. Adkins, M.D.
                                            ----------------------------------
                                              Name:  Carl R. Adkins, M.D.

































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                                                                        2





Confirmed and agreed to as of
the date written above

J.H. WHITNEY & CO.



By:    /s/ Jeffrey R. Jay
    ---------------------------------
    Name:  Jeffrey R. Jay, M.D.
           A General Partner
CHEMICAL VENTURE CAPITAL
ASSOCIATES, L.P.

     By:  CHEMICAL VENTURE
          PARTNERS, Its General Partner



     By:
         ----------------------------------
           Name:  Mitchell J. Blutt, M.D.
           Title:     Executive Partner

Confirmed and agreed to as of
the date written above

J.H. WHITNEY & CO.



By:
    ---------------------------------
    Name:  Jeffrey R. Jay, M.D.
           A General Partner
CHEMICAL VENTURE CAPITAL
ASSOCIATES, L.P.

     By:  CHEMICAL VENTURE
       PARTNERS, Its General Partner



     By:        /s/ Mitchell J. Blutt
         ----------------------------------
           Name:  Mitchell J. Blutt, M.D.
           Title:     Executive Partner